UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2007

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV 89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

As previously reported in its current report on Form 8-K filed on April 16, 2007 (the “Original 8-K”), on April 10, 2007, Herbst Gaming, Inc. (the “Company”) announced that it completed the previously announced acquisition of certain gaming assets of MGM MIRAGE (the “Primm Acquisition”) for a cash purchase price of $400 million.  These assets included the Buffalo Bill’s, Primm Valley and Whiskey Pete’s hotel-casinos located in Primm, Nevada.

This Amendment No. 1 to the Original 8-K is being filed to provide certain audited and unaudited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

(1)   The audited financial statements of The Primadonna Company, LLC for its fiscal year ended December 31, 2006 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference herein:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2006 and 2005

Consolidated Statements of Income for the Years Ended December 31, 2006, 2005 and 2004

Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2006, 2005, 2004 and 2003

Notes to Consolidated Financial Statements

(2)   The unaudited financial statements of Primadonna Company, LLC for the quarter ended March 31, 2007 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated by reference herein:

Condensed Consolidated Statements of Income for the Three Months Ended March 31, 2007 and 2006

Condensed Consolidated Balance Sheets as of March 31, 2007 and March 31, 2006

Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2007 and 2006

Notes to Condensed Consolidated Financial Statements

(b)  Pro Forma Financial Information.

The pro forma financial information relating to the Primm Acquisition required by Item 9.01 of Form 8-K is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated by reference herein.

(d)  Exhibits.

99.1	Press release issued by the Company dated April 10, 2007*
99.2	Audited Financial Statements of The Primadonna Company, LLC as of December 31, 2006 and 2005 and for each of the three years ended December 31, 2006
99.3	Unaudited Financial Statements of The Primadonna Company, LLC as of March 31, 2007 and 2006 and for the three months ended March 31, 2007
99.4	Unaudited pro forma condensed combined financial statements

*        Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.
Date: June 26, 2007	By:	/s/ Mary Beth Higgins
Mary Beth Higgins
Chief Financial Officer